Hartford Life Insurance Company Separate Account VL I:

333-127379                             Hartford Quantum II

Hartford Life and Annuity Insurance Company Separate Account VL I:

333-127380                             Hartford Quantum II

Supplement Dated October 6, 2008 to the Prospectus Dated September 5, 2008

Supplement to your Prospectus

Hartford Money Market HLS Fund:

Effective January 1, 2009, the following changes are made to your prospectus:

Under the table entitled, “Investment Management Fees and Other Expenses,” the expense information for the Hartford Money Market HLS Fund is deleted and replaced with the following:

Underlying Fund:	Management Fee	Distribution and/or Service(12b-1) Fees *	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Hartford Money Market HLS Fund - Class IA	0.400%	N/A	0.030%	N/A	0.430%	N/A	0.430%

This supplement should be retained with the prospectus for future reference.

HV-7857